EXHIBIT 99.1

CleanSpark Reports Transformative FY 2025 Results

$766.3 million revenue, 102% year over year increase

43% growth in contracted power sets the stage for AI expansion

Recent $1.15 billion 0% transaction provides capital for accretive infrastructure opportunities

LAS VEGAS, November 25, 2025 -- CleanSpark, Inc. (Nasdaq: CLSK) (the “Company”), America's Bitcoin Miner®, today reported financial results for the fiscal year ended September 30, 2025.

“Fiscal 2025 was the year CleanSpark achieved operating leverage. We surpassed 50 EH/s in operational hashrate, set new revenue records, and demonstrated strategic capital stewardship by choosing accretive capital market tools, such as convertible debt and bitcoin backed revolvers instead of an ATM to finance the business during the calendar year,” said Matt Schultz, Chairman and CEO of CleanSpark. “We are evolving into a comprehensive compute platform that is prepared to optimize value from both AI and bitcoin workloads. Our deep expertise in power procurement, infrastructure development, and efficient scaling gives us a unique advantage in meeting surging global demand for compute.”

“I’m proud of our results for the fiscal year. Beyond our revenue of $766 million and hashrate growth achievements, we also demonstrated disciplined capital investment and are financially positioned to rapidly become a leading AI infrastructure provider,” said Gary A. Vecchiarelli, President and Chief Financial Officer of CleanSpark. “We recently closed a landmark $1.15 billion 0% convertible transaction to accelerate expansion of our power and land portfolio. Our market leading bitcoin mining operations have been supplemented by cash generated from our institutional grade treasury desk. As we continue to execute on our strategies, our goal is to replicate our market leadership across a broader range of compute capabilities.”

Financial Highlights: Fiscal Year 2025

Financial Results for the Fiscal Year Ended September 30, 2025

•
Fiscal year revenues were $766.3 million, an increase of $387.3 million, or 102.2%, from $379 million for the same prior year period.
•
Net income for the year ended September 30, 2025, was $364.5 million or $1.25 per basic share, compared to net loss of ($145.8) million or ($0.69) per basic share, for the same prior year period.
•
Adjusted EBITDA(1) increased to $823.4 million from $245.8 million one year ago.

Balance Sheet Highlights as of September 30, 2025

Assets

•
Cash: $43.0 million
•
Bitcoin: $1.2 billion
•
Total Current Assets: $1.3 billion
•
Total Mining Assets (including prepaid deposits & deployed miners): $950.1 million
•
Total Assets: $3.2 billion

Liabilities and Stockholders' Equity

•
Current Liabilities: $315.8 million

•
Total long-term debt, net of debt discount & issuance costs: $644.6 million
•
Total Liabilities: $1.0 billion
•
Total Stockholders' Equity: $2.2 billion

The Company had working capital of $1 billion as of September 30, 2025.

1 See “Non-GAAP Measure” and the related reconciliation below

Investor Conference Call and Webcast

The Company will hold its fiscal year end 2025 earnings presentation and business update for investors and analysts today, November 25, 2025, at 4:30 p.m. ET / 1:30 p.m. PT.

Webcast URL: https://clsk.news/fy25webcast

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (Nasdaq: CLSK), America's Bitcoin Miner®, is a market-leading data center developer with a proven track record of success. We own a portfolio of more than 1.3 GW of power, land, and data centers across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence and capital stewardship, we optimize our infrastructure to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by producing a global emerging critical resource – compute – positions us to prosper in an ever-changing world.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company’s evolving business strategy to expand into the market for high-performance computing (“HPC”) and artificial intelligence (“AI”) and other expectations, beliefs, plans, intentions, and strategies, including the benefits of the Company’s treasury management activities. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the risk that the electrical power available to the Company’s facilities does not increase as expected; the success of the Company’s bitcoin mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which the Company operates, including the volatility of BTC prices; increasing difficulty rates for bitcoin mining; bitcoin halving; our ability to execute on our business strategy, including our ability to diversify and expand into the market for HPC and AI solutions and data centers; our limited experience with respect to new markets we are entering, including the market for HPC and AI services; our ability to compete with our new HPC and AI services competitors; new or additional governmental regulation; the impacts of evolving global and U.S. trade policies and tariff regimes, including that there is uncertainty as to whether the Company will face materially increased tariff liability in respect of miners purchased since 2024 and in the future; the impact of the CEO transition on relationships with vendors, regulators, employees and investors and the ability of the new CEO to execute on the Company’s strategies; the Company’s ability to complete a definitive agreement to fully establish the partnership with Submer; the anticipated delivery dates of new miners; the Company’s ability to successfully complete acquisitions, including integration risks relating to completed and potential acquisitions and the ability to successfully deploy new miners; dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized, including in respect of the new markets that the Company seeks to enter; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in those filings. Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Non-GAAP Measure

The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). The Company's non-GAAP “Adjusted EBITDA” excludes (i) impacts of interest, taxes, and depreciation; (ii) the Company's share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of the Company's general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets (including goodwill); (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company's ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to the Company's future business activities; and (viii) severance expenses. The Company previously excluded non-cash impairment losses related to digital assets and realized gains and losses on sales of bitcoin from its calculation of adjusted EBITDA, but has determined such items are part of the Company's normal ongoing operations and will no longer be excluding them from its calculation of adjusted EBITDA.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company's core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing the Company's performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate the Company’s bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate the Company's bitcoin-related revenue.

The Company's adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in the Company's industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP.

Although management utilizes internally and presents adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in the Company's consolidated financial statements, which have been prepared in accordance with GAAP.

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except par value and share amounts)

	September 30, 2025	September 30, 2024
ASSETS
Current assets
Cash and cash equivalents	$42,966	$121,222
Restricted cash	3,490	3,056
Prepaid expense and other current assets	11,875	7,995
Bitcoin - current	966,829	431,661
Receivable from bitcoin collateral	294,648	77,827
Note receivable from GRIID	—	60,919
Derivative investments	233	1,832
Investment in debt security, AFS, at fair value	—	918
Total current assets	$1,320,041	$705,430

Bitcoin - noncurrent	$222,614	$—
Property and equipment, net	1,363,681	869,693
Operating lease right of use assets	4,254	3,263
Intangible assets, net	5,849	3,040
Deposits on miners and mining equipment	112,037	359,862
Other long-term assets	23,497	13,331
Goodwill	131,658	8,043
Total assets	$3,183,631	$1,962,662

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$15,159	$82,992
Accrued liabilities	117,544	43,874
Other current liabilities	6,096	2,240
Current portion of debt	176,570	58,781
Dividends payable	396	—
Total current liabilities	$315,765	$187,887
Long-term liabilities
Long-term debt, net of current portion, debt discount and debt issuance costs	644,586	7,176
Deferred income taxes	44,872	5,761
Other long-term liabilities	3,281	997
Total liabilities	$1,008,504	$201,821

Commitments and contingencies - Note 19

CLEANSPARK, INC.

CONSOLIDATED BALANCE SHEETS (continued)

(in thousands, except par value and share amounts)

	September 30, 2025	September 30, 2024
Stockholders' equity
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 issued and outstanding (liquidation preference $0.02 per share) Series X shares; 0 and 1,000,000 authorized, issued and outstanding, respectively	2	3
Common stock; $0.001 par value; 600,000,000 and 300,000,000 shares authorized; 296,087,533 and 270,897,784 shares issued; 284,327,598 and 270,897,784 shares outstanding, respectively	296	271
Additional paid-in capital	2,445,723	2,239,367
Accumulated other comprehensive income	—	418
Accumulated deficit	(125,894)	(479,218)
Treasury stock at cost; 11,759,935 and 0 shares held, respectively	(145,000)	—
Total stockholders' equity	2,175,127	1,760,841

Total liabilities and stockholders' equity	$3,183,631	$1,962,662

The accompanying notes are an integral part of these Consolidated Financial Statements

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(in thousands, except per share and share amounts)

	For the year ended September 30,
	2025	2024	2023
Revenues, net
Bitcoin mining revenue, net	$766,314	$378,968	$168,121
Other services revenue	—	—	287
Total revenues, net	$766,314	$378,968	$168,408

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization)	343,101	165,516	93,580
Professional fees	13,785	13,806	10,869
Payroll expenses	104,379	74,095	45,714
General and administrative expenses	52,625	30,185	20,823
(Gain) loss on disposal of assets	(336)	5,466	1,931
Gain on fair value of bitcoin, net	(425,646)	(113,423)	—
Depreciation and amortization	348,335	154,609	120,728
Indirect tax contingency expenses	11,122	—	—
Impairment expense - bitcoin	—	—	7,163
Impairment expense - fixed assets	—	197,041	—
Impairment expense - other	—	716	—
Realized gain on sale of bitcoin	—	—	(1,357)
Total costs and expenses	$447,365	$528,011	$299,451

Income (loss) from operations	318,949	(149,043)	(131,043)

Other income (expense)
Gain on fair value of contingent consideration	—	—	2,484
Gain on bitcoin collateral	92,190	1,475	—
Loss on derivative securities, net	(1,546)	(965)	(259)
Interest income	4,125	8,555	481
Interest expense	(11,335)	(2,455)	(2,977)
Other income	1,192	—	11
Total other income (expense)	$84,626	$6,610	$(260)

Income (loss) before income tax expense	403,575	(142,433)	(131,303)
Income tax expense	39,111	3,344	2,416
Income (loss) from operations	$364,464	$(145,777)	$(133,719)

Discontinued operations
Loss from discontinued operations	$—	$—	$(4,429)

Net income (loss)	$364,464	$(145,777)	$(138,148)

Preferred stock dividends	11,140	3,422	—

Net income (loss) attributable to common shareholders	$353,324	$(149,199)	$(138,148)

Other comprehensive (loss) income, net of tax	(418)	192	116

Total comprehensive income (loss) attributable to common shareholders	$352,906	$(149,007)	$(138,032)

CLEANSPARK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (continued)

(in thousands, except per share and share amounts)

	For the year ended September 30,
	2025	2024	2023
Income (loss) from continuing operations per common share - basic	$1.25	$(0.69)	$(1.30)

Weighted average common shares outstanding - basic	282,182,800	216,860,819	102,707,509

Income (loss) from continuing operations per common share - diluted	$1.12	$(0.69)	$(1.30)

Weighted average common shares outstanding - diluted	317,761,220	216,860,819	102,707,509

(Loss) on discontinued operations per common share - basic	$—	$—	$(0.04)

Weighted average common shares outstanding - basic	282,182,800	216,860,819	102,707,509

(Loss) on discontinued operations per common share - diluted	$—	$—	$(0.04)

Weighted average common shares outstanding - diluted	317,761,220	216,860,819	102,707,509

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(Unaudited, in thousands)

($ in thousands)	For the Year Ended September 30,
Reconciliation of non-GAAP Adjusted EBITDA	2025	2024	2023
Net income (loss)	$364,464	$(145,777)	$(138,148)
Depreciation and amortization	348,335	154,609	120,728
Share-based compensation expense	45,335	29,555	24,142
Loss on derivative securities, net	1,546	965	259
Interest income	(4,125)	(8,555)	(481)
Interest expense	11,335	2,455	2,977
Other income	(1,192)	—	(11)
Indirect tax contingency expenses	11,122	—	—
(Gain) loss on disposal of assets	(336)	5,466	1,931
Income tax expense	39,111	3,344	2,416
Fees related to financing & business development transactions	778	4,059	697
Litigation & settlement related expenses	2,052	1,970	7,872
Severance and other expenses	4,948	—	701
Impairment expense - other	—	716	—
Impairment expense - fixed assets	—	197,041	—
Loss from discontinued operations	—	—	4,429
Change in fair value of contingent consideration	—	—	(2,484)
Non-GAAP Adjusted EBITDA*	$823,373	$245,848	$25,028

*We have not excluded our Gain on fair value of bitcoin, net of $425,646 and $113,423 in the year ended September 30, 2025 and 2024, respectively, which we now record in our Consolidated Statements of Operations and Comprehensive Income (Loss) as provided in ASC 350-60, as discussed in the Gain on fair value of bitcoin, net section above.

Investor Relations Contact
Harry Sudock
702-989-7693
ir@cleanspark.com

Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com